                      SMITH BARNEY APPRECIATION FUND INC.

                        Supplement dated July 22, 2002
                      to Prospectus dated April 30, 2002

   Limited Offer. During the period August 5, 2002 through September 13, 2002, the Fund will waive the initial sales charge on purchases of Class L shares. Other charges and fees applicable to such shares will remain the same, including the one percent charge if an investor redeems shares within one year of purchase. The Limited Offer period may be extended at the Fund's discretion.

FD 02600